PROXY STATEMENT PURSUANT TO SECTION 14(a)
            OF THE SECURITIES EXCHANGE ACT OF 1934


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     Section 240.14a-12

             FRANKLIN FINANCIAL SERVICES CORPORATION
         Name of Registrant as Specified in its Charter)

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                  if other than the Registrant)

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                         PROXY STATEMENT
              Dated and to be Mailed March 27, 2001
             FRANKLIN FINANCIAL SERVICES CORPORATION
                       20 South Main Street
                          P. O. Box 6010
                   Chambersburg, PA 17201-6010

                  ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 24, 2001

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

     Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 24, 2001, at 10:30 A.M. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect the three nominees listed in the accompanying Proxy Statement for the term specified.

     2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 9, 2001, shall be entitled to notice of and to vote at the Annual Meeting.

     Please mark, date and sign the enclosed Proxy and return it in the enclosed postpaid envelope as soon as possible, whether or not you plan to attend the meeting. You are cordially invited to attend the meeting and the luncheon to be held following the meeting. If you attend the meeting, you may withdraw your proxy and vote your shares in person.
A copy of the Annual Report of Franklin Financial Services Corporation is enclosed.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              APRIL E. ROSENBAUM
                              Secretary
Enclosures
March 27, 2001



                         PROXY STATEMENT
              Dated and to be Mailed March 27, 2001
             FRANKLIN FINANCIAL SERVICES CORPORATION
                       20 South Main Street
                          P. O. Box 6010
                   Chambersburg, PA 17201-6010

                  ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 24, 2001

                        Table of Contents
                                                            Page

GENERAL INFORMATION......................................
  Date, Time, and Place of Meeting.......................
  Shareholders Entitled to Vote..........................
  Purpose of Meeting.....................................
  Solicitation of Proxies................................
  Revocability and Voting of Proxies.....................
  Voting of Shares and Principal Holders Thereof.........
  Shareholder Proposals..................................
  Recommendation of the Board of Directors...............

INFORMATION CONCERNING THE ELECTION OF DIRECTORS.........
  General Information....................................
  Information about Nominees and Continuing Directors....
  Meetings and Committees of the Board of Directors......
  Compensation of Directors..............................
  Executive Officers.....................................
  Executive Compensation and Related Matters.............
  Audit Committee Report.................................
  Transactions with Directors and Executive Officers.....
  Compliance with Section 16(a) of the Exchange Act......

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.........
  General Information....................................
  Information About Fees.................................

ADDITIONAL INFORMATION...................................

OTHER MATTERS............................................

EXHIBIT A - FRANKLIN FINANCIAL SERVICES CORPORATION
            AUDIT COMMITTEE CHARTER......................



                       GENERAL INFORMATION

Date, Time, and Place of Meeting

     The regular Annual Meeting of the shareholders of Franklin
Financial Services Corporation (hereinafter, "Franklin
Financial") will be held on Tuesday, April 24, 2001, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia
Avenue, Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

     Shareholders of record at the close of business on March 9, 2001, are entitled to notice of and to vote at the meeting.

Purpose of Meeting

     Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting: (1) the election of three directors, and (2) such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting and any adjournments thereof.

     The expense of soliciting proxies will be borne by Franklin
Financial. In addition to the use of the mails, directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

     Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust") is a wholly owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to April E. Rosenbaum, Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the three nominees identified in this Proxy Statement. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, the shares represented by any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

     At the close of business on December 31, 2000, Franklin Financial had issued and outstanding 2,757,925 shares of common stock; there is no other class of stock outstanding. As of such date, 163,313 shares of Franklin Financial common stock were held by the Trust Department of F&M Trust as sole fiduciary (representing approximately 5.9% of such shares outstanding) and will be voted FOR the election of the three nominees identified in this Proxy Statement.

     A majority of the outstanding common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes which all shareholders present in person or by proxy are entitled to cast at a meeting at which a quorum is present is required to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or by the Articles of Incorporation or Bylaws. In the case of the election of directors, the three candidates receiving the highest number of votes shall be elected directors of Franklin Financial; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election. To the knowledge of Franklin Financial, no person owned of record or beneficially on December 31, 2000 more than five percent (5%) of the outstanding common stock of Franklin Financial, except as set forth in the table which follows.

                                        Amount and
                                        Nature of
                                        Beneficial      Percent
 Title of    Name and Address of       Ownership as        of
  Class        Beneficial Owner         of 12/31/00       Class

Common       Farmers and            163,313 shares(1)     5.9%
stock,       Merchants Trust
$1.00 par    Company of
value        Chambersburg
Per share    Trust Department
             20 South Main Street
             P.O. Box 6010
             Chambersburg, PA
             17201-6010

                             FOOTNOTE

1. Shares are held on behalf of various trusts, estates and other accounts, with respect to which F&M Trust acts as sole fiduciary. The Trust Department of F&M Trust also holds shared voting or dispositive authority with respect to an additional 19,853 shares

Shareholder Proposals

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (hereafter the "SEC") and Section 2.4 of the Bylaws of Franklin Financial, shareholder proposals intended to be presented at the 2002 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial no later than November 27, 2001, in order to be eligible for inclusion in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 2002 Annual Meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 and the Bylaws of Franklin Financial is not required to be included in Franklin Financial's proxy statement and proxy form and may not be presented at the 2002 Annual Meeting. All shareholder proposals should be sent to: Franklin Financial Services Corporation, Attention: President, 20 South Main Street, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the election of the three nominees identified in this Proxy Statement.

         INFORMATION CONCERNING THE ELECTION OF DIRECTORS

General Information

     The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting at which directors in his class are elected.

     The Board of Directors has determined that the Board shall consist of 11 directors. There are four directors whose terms of office will expire at the 2001 Annual Meeting and eight continuing directors whose terms of office will expire at the 2002 or 2003 Annual Meeting. Omer L. Eshleman, whose term of office expires at this year's Annual Meeting has chosen not to stand for reelection and will retire from the Board at that time. The Board of Directors proposes to nominate the following three persons for election to the Board of Directors for the term specified below:

                             CLASS B
                          For a Term of
                           Three Years

Charles S. Bender, II    Jeryl C. Miller    Stephen E. Patterson

     In the event that any of the foregoing nominees is unable to accept nomination or election, the shares represented by any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Franklin Financial may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

     Section 3.5 of Article III of the Bylaws of Franklin Financial requires, among other things, that a shareholder who wishes to nominate a candidate for election to the Board of Directors must provide advance written notice to Franklin Financial, which notice must contain certain prescribed information and must be delivered to the President of Franklin Financial not less than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. The Chairman of the meeting must determine whether a nomination has been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, such nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors

     Information concerning the three persons to be nominated for election to the Board of Directors of Franklin Financial at the 2001 Annual Meeting and concerning the eight continuing directors is set forth in the table which follows. The table also includes information concerning shares of Franklin Financial common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group.

                                                                         Shares of Stock
                                                                         of Franklin
                                                                         Financial
                                                                         Beneficially
                                                                         Owned and
                             Business                                    Percentage
                             Experience Including                        of Total
                             Principal Occupation                        Outstanding
                             for the Past 5 Years,            Director   Stock, as
Name and Age                 and Other Directorships(1)       Since(2)   of 12/31/00(3)
                     Class A - CONTINUING   DIRECTORS - TERM EXPIRES IN 2002

G. Warren Elliott (46)       Franklin County Commissioner;      1994       1,288     *
                             Regional Representative,
                             General Code Publishers
                             (legal publisher)

Dennis W. Good, Jr. (65)     Partner, McGuireWoods LLP          1988      30,964   1.12%
                             (law firm)

William E. Snell, Jr. (52)   President and Chief Executive      1995      22,429     *
                             Officer, Franklin Financial
                             and F&M Trust

Martha B. Walker (54)        Partner, Walker & MacBride,        1979      10,090     *
                             a Division of Barley, Snyder,
                             Senft & Cohen, LLC (law firm)

Robert G. Zullinger (68)     Chairman of the Board,             1981      32,693   1.19%
                             Franklin Financial and
                             F&M Trust; formerly President
                             and Chief Executive Officer,
                             Franklin Financial and
                             F&M Trust (1981-1996)

                                       CLASS B - NOMINEES

Charles S. Bender, II (56)   Executive Vice President,          1981      62,135   2.25%
                             Franklin Financial and
                             F&M Trust

Jeryl C. Miller (60)         Vice President and Secretary,      1983      14,918     *
                             Charles W. Karper, Inc.
                             (trucking industry)

Stephen E. Patterson (56)    Shareholder, Patterson &           1998         800     *
                             Kiersz, PC (law firm)

                     CLASS C - CONTINUING   DIRECTORS - TERM EXPIRES IN 2003

Donald A. Fry (51)           President, ANDOCO, Inc.,           1998         945     *
                             trading as Cumberland
                             Valley Rental (uniform
                             rental)

H. Huber McCleary (62)       President, McCleary Oil Co.        1990      36,720   1.33%
                             (service station operator
                             and fuel oil distributor)

Charles M. Sioberg (59)      Vice President, Martin &           1982       5,525     *
                             Martin, Inc. (engineers)

All directors and group                                                  235,542   8.54%
executive officers as a
(14 persons)

* The number of shares shown represents less than one percent of the total number of shares of common stock outstanding.

                            FOOTNOTES

1. No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

2. Reflects service as a director of Franklin Financial and service as a director of F&M Trust, predecessor of Franklin
    Financial.

3. Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with Securities and Exchange Commission Rule 13d-3d(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or
    (ii) investment power, which includes the power to dispose or to direct the disposition of the stock.

4. Each director and executive officer has sole voting and investment power with respect to the shares shown above, except that voting and investment power with respect to a total of 19,706 shares is shared with spouses, children or other family members. The shares shown above include a total of 57,878 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor and shares subject to a power of attorney in favor of a director or executive officer, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 36,228 shares of unvested restricted stock issued under the Long-Term Incentive Plan of 1990 and a total of 3,077 shares issuable under the Employee Stock Purchase Plan.

Meetings and Committees of the Board of Directors

     The Board of Directors of Franklin Financial has standing
Audit, Nominating and Personnel Committees.

     Members of the Audit Committee during 2000 were Jeryl C. Miller, Chairman, Mrs. Walker and Messrs. Eshleman, Good, McCleary and Sioberg. Robert G. Zullinger, who was Chairman of the Board in 2000, was an ex-officio member of the Audit Committee. The Audit Committee met four times during 2000. The Audit Committee is responsible for overseeing the internal accounting and auditing methods and procedures of Franklin Financial and its subsidiaries and for recommending annually to the Board of Directors the engagement of an independent public accounting firm to examine the consolidated financial statements of Franklin Financial. The Audit Committee operates under a charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit A. All members of the Audit Committee were at all times during 2000 "independent directors" as such term is defined in the listing standards of the National Association of Securities Dealers, Inc.

     Members of the Nominating Committee during 2000 were Robert G. Zullinger, Chairman, and Messrs. Bender, Elliott, McCleary, Patterson, Sioberg and Snell. The Nominating Committee did not meet during the past year. The Nominating Committee is responsible, among other things, for recommending to the Board of Directors persons to be nominated for election to the Board and persons to be appointed to fill vacancies on the Board. The Nominating Committee will consider qualified nominees who are recommended by shareholders, although no formal procedures have been adopted for addressing shareholder recommendations.

     Members of the Personnel Committee during 2000 were Robert G. Zullinger, Chairman, and Messrs. Elliott, Fry, Good and Miller. The Personnel Committee met three times during the past year. The Personnel Committee is responsible, among other things, for administering the Long-Term Incentive Plan of 1990 and the Employee Stock Purchase Plan and overseeing the administration of Franklin Financial's compensation policies and employee benefits plans.

     The Board of Directors of Franklin Financial met five times during 2000. All incumbent directors attended at least
75 percent of the meetings of the Board of Directors and the committees on which they served.

Compensation of Directors

     With the exception of the Chairman of the Board, each director of Franklin Financial who is not a salaried officer of Franklin Financial or one of its subsidiaries is paid an annual retainer of $3,800 and receives a fee of $150 for each committee meeting attended. The Chairman of the Board receives an annual retainer of $21,000, but does not receive a fee for attending committee meetings.

Executive Officers

     The following persons are the executive officers of Franklin Financial:

Name                    Age   Office Held

William E. Snell, Jr.    52   President and Chief Executive
                              Officer of Franklin Financial and
                              F&M Trust since 1996; President of
                              Franklin Financial and F&M Trust
                              since 1995

Charles S. Bender, II    56   Executive Vice President of
                              Franklin Financial since 1983 and
                              of F&M Trust since 1981

Theodore D. McDowell     50   Executive Vice President of
                              Franklin Financial and F&M Trust
                              since 1999

Elaine G. Meyers         53   Treasurer and Chief Financial
                              Officer of Franklin Financial and
                              Senior Vice President/Finance of
                              F&M Trust since 1988

Kenneth D. Sauders       56   Investment and Asset/Liability
                              Manager of Franklin Financial
                              since 1997 and Senior Vice
                              President of F&M Trust since 1995

Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by Franklin Financial and F&M Trust to William E. Snell, Jr., the Chief Executive Officer of Franklin Financial, and to each of the other most highly compensated executive officers of Franklin Financial whose combined 2000 salary and bonus compensation exceeded $100,000.

                    SUMMARY COMPENSATION TABLE

                                                               Long-Term Compensation
                            Annual Compensation                         Awards              Payouts
         (a)              (b)      (c)       (d)       (e)         (f)           (g)           (h)        (i)
                                                                             Securities
                                                      Other                   Underly-                    All
                                                      Annual   Restricted        ing                     Other
                                                     Compen-      Stock       Options/        LTIP      Compen-
       Name and                  Salary     Bonus     sation     Awards         SARs       Payouts(2)    sation
  Principal Position     Year      ($)       ($)       ($)         ($)           (#)           ($)       (3)($)
William E. Snell, Jr.,   2000   $170,000   $ 3,295     None       None          None          None       $5,280
President and Chief      1999    164,788     1,648     None       None          None          None        5,964
Executive Officer        1998    160,000     9,600     None       None          None          None        8,114

Theodore D. McDowell,    2000   $120,000     - 0 -     None       None          None          None       $1,751
Executive Vice           1999     46,538   $10,000     None       None          None          None        - 0 -
President

                            FOOTNOTES

1. No restricted stock awards were granted in 2000. Mr. Snell held 10,987 shares of previously issued restricted stock with an aggregate value of $170,299 as of December 31, 2000. Dividends are paid on those shares if and to the extent paid on Franklin Financial common stock generally. Mr. McDowell held no shares of restricted stock as of December 31, 2000.

2. Consists of the dollar value of shares of previously issued restricted stock and restricted cash awards which vested during the year indicated. No such shares or cash awards vested in 2000.

3. Consists exclusively of matching contribution and short-term incentive plan additional contribution to Section 401(k)
    Profit Sharing Plan.

Defined Benefit Pension Plan

     The defined benefit pension plan maintained by F&M Trust (the "Plan") was amended on November 14, 1997, effective
January 1, 1998, to reduce future benefit accruals under the Plan's benefit formula. The following table shows, for the salary levels and years of service indicated, the annual pension benefit, before a Social Security offset of 0.6 percent (0.6%) of covered compensation for each year of service to a maximum of 35 years (but without reflecting the maximum pension benefit limitations established under Section 415 of the Internal Revenue Code), payable under the Plan commencing at age 65 under the pension benefit formula effective January 1, 1998 (and assuming all years of service are earned after January 1, 1998):

                        PENSION PLAN TABLE

                                    YEARS OF SERVICE
Covered
Remuner-
 ation        5        10        15        20        25        30        35

$ 75,000  $ 5,625   $11,250   $16,875   $22,500   $28,125   $33,750   $39,375
$100,000    7,500    15,000    22,500    30,000    37,500    45,000    52,500
$125,000    9,375    18,750    28,125    37,500    46,875    56,250    65,625
$150,000   11,250    22,500    33,750    45,000    56,250    67,500    78,750
$160,000   12,000    24,000    36,000    48,000    60,000    72,000    84,000
$170,000   12,750    25,500    38,250    51,000    63,750    76,500    89,250
and Over

     Compensation covered by the Plan is calculated by determining the average of a participant's highest five consecutive years' compensation (generally, salary and bonus as reported in the Summary Compensation Table appearing above) in the ten years preceding normal retirement. A participant's compensation for these purposes is limited by Section 401(a)(7) of the Internal Revenue Code of 1986, as amended (the "Code") for each calendar year. Current compensation covered by the plan for the year ended December 31, 2000 for Messrs. Snell and McDowell was $160,000 and $140,840, respectively. As of December 31, 2000, Messrs. Snell and McDowell were credited with
5.67 and 1.33 years of service, respectively, for benefit accrual purposes under the Plan.

     The normal retirement benefit under the Plan is a single-life annuity equal to the sum of the following:

     (i) 1.15 percent (1.15%) of the average of the highest five consecutive years' compensation in the 10 years preceding normal retirement, multiplied by a participant's number of years of service from the date of employment to December 31, 1997, plus

     (ii) 0.90 percent (0.90%) of such compensation multiplied by a participant's number of years of service from January 1, 1998, through the date of retirement, plus

     (iii) 0.60 percent (0.60%) of such compensation in excess of Social Security covered compensation (the taxable wage base averaged over the 35-year period ending with the last day of the calendar year in which the participant attains Social Security retirement age), multiplied by a participant's total number of years of service (up to a maximum of 35 years) from the date of employment to the retirement date.

This benefit is limited by the maximum benefit as specified under Section 415 of the Code.

     The Plan was amended November 24, 1999, effective
January 1, 2000, to give a cost-of-living adjustment to retirees and beneficiaries with a retirement date on or before January 1, 1999. The increase is equal to 1.50% of the retiree's and beneficiary's monthly pension payment for each complete year measured from the later of October 1, 1994 and the retiree's and beneficiary's retirement date to January 1, 2000.

Severance Benefit Agreement

     On July 28, 1999, Franklin Financial entered into a Severance Benefit Agreement with Theodore D. McDowell (the "Agreement") in connection with Mr. McDowell's decision to join Franklin Financial as its Executive Vice President. Under the terms of the Agreement, Mr. McDowell is entitled to receive a severance benefit of $150,000 in the event that, at any time within 18 months following the occurrence of a Change in Control of Franklin Financial, his employment is terminated without cause or in the event that he elects to terminate his employment for good reason. The Agreement will terminate automatically on December 31, 2001 (provided that a change in control of Franklin Financial has not occurred on or before that date), unless one of the following events occurs on or before December 31, 2001, in which case the Agreement will terminate upon the first to occur of the following events: (i) Mr. McDowell is granted a long-term incentive award on such terms as the Board of Directors determines appropriate, or (ii) Mr. McDowell's employment terminates for any reason.

Compensation Committee Report on Executive Compensation

     The Personnel Committee of the Board of Directors of
Franklin Financial (the "Committee") administers the executive compensation programs of Franklin Financial and its subsidiaries. The Committee consists of five independent directors.

                 Executive Compensation Policies

     Executive compensation at Franklin Financial consists of two components: base salary and incentive programs. The Committee has established an executive compensation policy to assist it in administering these two components of executive compensation.

     The Franklin Financial's executive compensation policy is designed to provide its executives with a total compensation package that is fair in light of competitive compensation practices, that attracts and retains qualified executives, that places a portion of total pay at risk (to be earned through the achievement of performance goals), and that helps to align management's interests with those of shareholders. Fair pay is defined as pay levels that are at or approach the median of competitive compensation practices.

     Competitive compensation practices are determined from time to time, as follows. The Committee uses data from banking industry compensation surveys to determine median pay practices for similar positions at comparably sized organizations. Compensation disclosures made by a peer group of comparably sized Pennsylvania banks are also used to determine competitive pay practices at the top management level. This group of Pennsylvania banking organizations bears no direct relationship to those companies represented in the Media General Regional Northeast Bank Index appearing in the stock performance graph set forth elsewhere in this Proxy Statement because the companies represented in this Index are too numerous and because some are too small and others too large for appropriate and meaningful compensation comparisons. Additionally, the Committee's analysis of competitive salary increases is used in estimating competitive pay levels.

     The Committee uses incentive programs to link total executive compensation to the performance of Franklin Financial.
These programs provide executives with an opportunity to earn a combination of cash and stock awards contingent upon the achievement of corporate earnings objectives.

      Relationship of Performance to Executive Compensation

     The Committee employs a short-term incentive plan to link senior officer compensation to the success in meeting annual goals based upon the net income of the corporation. The 2000 plan included a range of net income targets and within that range of targets, senior officer incentive payouts could range from 1% to 12% of annual salary, with an additional 401(k) Profit Sharing Plan contribution ranging from 1/2% to 2% of salary (up to applicable limitations under the Internal Revenue
Code). Messrs. Snell and McDowell each participated in this program. Because Franklin Financial's net income of $5.007 million in 2000 fell short of the annual goal, no awards were made under the plan in 2000.

     The Committee administers a long-term incentive plan for members of senior management, which includes Messrs. Snell and McDowell. Other senior officers also participate in this plan. Under the plan, participants receive awards of restricted stock and cash, which awards are subject to accelerated vesting if Franklin Financial meets or exceeds certain annual and/or cumulative net income performance goals established at the time of grant of the award. To the extent not previously vested, the restricted stock portion of the award will vest in full upon the expiration of 10 years from the date of grant. The cash portion of an award, to the extent not vested after the expiration of five years, is forfeited.

     Achievement of an annual or cumulative net income performance goal results in the vesting of a portion of the restricted stock award and a distribution of a portion of the cash award. Failure to meet either goal in a given year results in the permanent forfeiture of that year's portion of the cash award. Furthermore, failure to meet the annual or cumulative net income goals means that no restricted shares vest that year. After the expiration of ten years from the date of the award, however, all unvested shares of restricted stock will vest, provided that the participant remains an employee of Franklin Financial or one of its subsidiaries.

     In 2000, Franklin Financial had net income of $5.007 Million. This resulted in basic earnings per share of $1.85, return on assets of 1.10%, and return on equity of 12.57%. This level of earnings did not meet the annual or cumulative net income goals for 2000 established under the long-term incentive plan. Accordingly, no cash awards were distributed and no accelerated vesting of restricted shares occurred.

        2000 Compensation of the Chief Executive Officer

     The Committee at its December 1999 meeting discussed its compensation policy as summarized above and competitive pay practices, balanced with Franklin Financial's strategic initiative to control overhead expenses. After considering several alternatives, the Committee determined that Mr. Snell's base salary would be increased by 3.2% to $170,000 in 2000.

      Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, brought about a limitation on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain senior officers of publicly held companies. Qualifying performance-based compensation is not subject to this limitation if certain conditions are met. The Committee does not foresee current compensation arrangements exceeding this level. Accordingly, the Committee has no plans to modify the compensation policies of Franklin Financial in response to the provisions of Section 162(m) of the Code. The Committee will evaluate this matter on an ongoing basis.

          The foregoing report is submitted by
          Robert G. Zullinger, Chairman of the
          Personnel Committee, and Messrs. Elliott,
          Good, Fry and Miller, who served as members of the Personnel Committee during 2000.

Compensation Committee Interlocks and Insider Participation

     The members of the Personnel Committee of the Board of Directors during 2000 were those persons who are named in the Compensation Committee Report on Executive Compensation which appears above. No member of the Personnel Committee was an employee of Franklin Financial or F&M Trust at any time during 2000, although Mr. Zullinger served as President and Chief Executive Officer of Franklin Financial and F&M Trust until his retirement in 1996. There were no compensation committee "interlocks" at any time during 2000, which in general terms means that no executive officer or director of Franklin Financial served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director of Franklin Financial.

Performance Graph

     The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a stock performance graph comparing its five-year cumulative total return to shareholders with the returns generated by an industry-specific index (or peer group index) and with the return generated by a broad market index.

     The following graph compares the cumulative total return to shareholders of Franklin Financial with the NASDAQ - Total U.S. Index (a broad market index prepared by the Center for Research in Security Prices at the University of Chicago Graduate School of Business), with the Media General Regional Northeast Bank Index ( an industry-specific index prepared by Media General Financial Services), and with the Northeast Pink Banks Index (an industry-specific index prepared by SNL Securities LC) for the five year period ended December 31, 2000, in each case assuming an initial investment of $100 on December 31, 1995 and the reinvestment of all dividends. Franklin Financial has elected to replace the Media General Regional Northeast Bank Index with the Northeast Pink Banks Index for the reason that the later index more closely approximates the characteristics of Franklin Financial's common stock in that it consists exclusively of bank stocks which are traded on the over-the-counter bulletin board;

                   [INSERT PERFORMANCE GRAPH}

                                                     Period Ending
Index                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   19/31/00
Franklin Financial           $100.00    $126.64    $200.62    $182.10    $132.15    $107.62
  Services
  Corporation

NASDAQ - Total US*            100.00     123.04     150.69     212.51     394.92     237.62

Northeast Pink Banks          100.00     120.88     170.71     205.85     169.20     147.13

Media General Regional -      100.00     133.03     229.45     239.51     220.39     306.75
  Northeast Banks

*  Source:  CRSP, Center for Research in Security Prices,
   Graduate School of Business, The University of Chicago 2001.
   Used with permission.  All rights reserved.  crsp.com

such stocks typically have fewer shares outstanding and a lower average daily trading volume than exchange or NASDAQ traded stocks. The Media General Regional Northeast Banks Index, by contrast, consists of bank stocks, a majority of which are traded on the New York Stock Exchange or on the NASDAQ National Market.

Audit Committee Report

     The Audit Committee has reviewed the audited financial statements of Franklin Financial for the year ended December 31, 2000 and has discussed these financial statements with management and with Franklin Financial's independent accountants, Beard Miller Company LLP ("Beard Miller Company"). The Audit Committee also has discussed with Beard Miller Company the matters required to be discussed by Statement of Auditing Standards No. 61.

     The Audit Committee has received from Beard Miller Company the written disclosures and letter required by the Independence Standards Board Standard No. 1 and the Audit Committee has discussed with Beard Miller Company their independence from Franklin Financial and from Franklin Financial's management.

     Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that Franklin Financial's audited financial statements for the year ended December 31, 2000 be included in Franklin Financial's Annual Report on Form 10-K for that year.

     In connection with the standards for accountant's independence adopted by the Securities and Exchange Commission, the Audit Committee will undertake to consider in advance of the provision of any non-audit services by Franklin Financial's independent accountants whether the provision of such services is compatible with maintaining the independence of such accountants.

          The foregoing report is submitted by Jeryl C.
          Miller, Chairman of the Audit Committee,
          Mrs. Walker and Messrs. Eshleman, Good,
          McCleary, Sioberg and Zullinger, who served as members of the Audit Committee during 2000.

Transactions with Directors and Executive Officers

     Some of the directors and executive officers of Franklin Financial and F&M Trust and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 2000. All loans and commitments to loan made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future.

     Martha B. Walker, a member of the Boards of Directors of Franklin Financial and F&M Trust, is a partner in the law firm of Barley, Snyder, Senft & Cohen (hereafter, "BSS&C"). BSS&C has provided legal services to Franklin Financial and F&M Trust for many years and is expected to continue to do so in the future.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial believes that during the calendar year ended December 31, 2000, all filing requirements applicable to its directors and officers were complied with, except that Charles M. Sioberg inadvertently failed to timely file a Form 4 with respect to 609 shares held by a trust with respect to which he serves as a trustee.

         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

General Information

     On July 8, 1999, the Board of Directors of Franklin Financial determined that it would discontinue the engagement of Arthur Andersen LLP ("Arthur Andersen") as independent auditors and approved the engagement of Beard & Company, Inc., Certified Public Accountants, now Beard Miller Company LLP ("Beard Miller Company"), as independent auditors for the fiscal year ending December 31, 1999. The Board's decision was based upon the recommendation of its Audit Committee, which interviewed several independent certified public accounting firms (including Arthur Andersen) prior to making its recommendation. Franklin Financial did not consult with Beard Miller Company on any matter during the two recent fiscal years immediately preceding the fiscal year in which it determined that it would discontinue the engagement of Arthur Andersen.

     The reports of Arthur Andersen on the financial statements of Franklin Financial for the years ended December 31, 1997 and 1998 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between Franklin Financial and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years immediately preceding the fiscal year in which it determined that it would discontinue the engagement of Arthur Andersen or during any subsequent interim period, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of Franklin Financial for such years.

     It is anticipated that Franklin Financial will engage Beard
Miller Company as its auditors for the year ending December 31, 2001.

     Representatives of Beard Miller Company are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Information About Fees

                           Audit Fees

     Fees billed to Franklin Financial by Beard Miller Company during 2000 for services relating to the audit of Franklin Financial's annual financial statements and the review of the financial statements included in Franklin Financial's Quarterly Reports on Form 10-Q totaled $64,695.

  Financial Information Systems Design and Implementation Fees

     Franklin Financial did not engage Beard Miller Company to provide services relating to financial information systems design and implementation during 2000.

                         All Other Fees

     Fees billed to Franklin Financial by Beard Miller Company during 2000 for all other non-audit services, including tax related services, totaled $6,765.

                      ADDITIONAL INFORMATION

     A copy of the Annual Report of Franklin Financial on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to William E. Snell, Jr., President and Chief Executive Officer, Franklin Financial Services Corporation, 20 South Main Street, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

                          OTHER MATTERS

     The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 2001 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              APRIL E. ROSENBAUM
                              Secretary

Chambersburg, Pennsylvania

March 27, 2001



                            EXHIBIT A

             FRANKLIN FINANCIAL SERVICES CORPORATION

                     AUDIT COMMITTEE CHARTER

Purpose

     The purpose of this Audit Committee Charter is to formally establish and provide guidance for an independent audit function within the holding company which complies with regulatory requirements.

Audit Committee Composition

     The Audit Committee of Franklin Financial Services Corporation is a standing committee of the Board of Directors. It shall contain at least five (5) directors, including the Board Chairman as an ex-officio member. In selecting the committee membership, which will be staggered in rotation, the Chairman of the Board shall take into consideration the business experience and financial background of the individual directors. The Board Chairman shall designate an audit Committee Chairman annually. Any inside directors shall not be committee members, but may attend meetings upon invitation Of the Chairman or the Auditor.

Audit Committee Purpose and Function

     1.  Engaging of internal and external auditors.

     2.  Oversight of internal audit function.

     3. Review and approval of the overall audit plan and policy.

     4. Review and approval of key accounting and financial policies.

     5. Review of statements, audit results, examiners' reports, external and internal auditors' reports and memorandums.

     6. Serve as a communication channel for the internal and external auditors, management, and employees on matters concerning accounting, financial reporting, auditing, and related subjects.

Responsibility

     Through its Audit Committee, the Board of Directors assumes ultimate responsibility for the bank's audit function. The Board is responsible for: (1) engaging the bank's internal auditors, (2) the independence of the audit function within the organization, (3) insuring that adequate and effective audit programs and procedures exist, (4) receiving and reviewing and acting on the findings of the audit function, and (5) engaging the bank's external auditors.

     The Audit Committee shall be responsible for completing all the minimum standards established by the Pennsylvania Department of Banking and any requirements of Section 1407 of the Pennsylvania Banking Code of 1965 as they pertain to subsidiaries of Franklin Financial Services Corporation.

Reporting

     The audit Committee shall meet at least quarterly and thereafter, report any major finding to the Board of Directors. At least once per year, the Committee shall meet with the external auditors without management and the internal audit representatives present.

Objectives of the Audit Function

     To determine compliance with bank policies and procedures for Franklin Financial Services Corporation and its subsidiary, Farmers and Merchants Trust Company (F&M).

     To insure that the bank's accounting systems are consistent with generally accepted accounting procedures so as to provide prompt and accurate recording of transactions.

     To appraise the adequacy, effectiveness and efficiency of internal controls to insure the safeguarding bank assets.

     To insure bank compliance with regulatory, legal, and consumer oriented requirements.



                             APPENDIX

             FRANKLIN FINANCIAL SERVICES CORPORATION

PROXY   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2001

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints April E. Rosenbaum and Mark R. Hollar, and each or either of them, as proxies, with full power of substitution, to vote as directed below all of the shares of Franklin Financial Services Corporation common stock held of record on March 9, 2001 by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan at the Annual Meeting of Shareholders to be held on Tuesday, April 24, 2001, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, and at any adjournment thereof, as follows:

1.  ELECTION OF THREE DIRECTORS FOR A TERM OF THREE YEARS

[   ]  FOR all nominees listed below*

[   ]  WITHHOLD AUTHORITY to vote for all  nominees listed below


Charles S. Bender, II    Jeryl C. Miller    Stephen E. Patterson

INSTRUCTION:  If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name.

                   (continued on reverse side)



THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES IDENTIFIED ABOVE.

This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof.
If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of Franklin Financial Services Corporation.

                              Dated:  ____________________, 2001


                              __________________________________
                                           Signature


                              __________________________________
                                           Signature


                              IMPORTANT:  Please sign exactly as
                              your name or names appear hereon.
                              Joint owners should each sign.  If
                              you sign as agent or in any other
                              representative capacity, please
                              state the capacity in which you
                              sign.